UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2021
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2021, bluebird bio, Inc. (“bluebird” or the “Company”) entered into a Separation Agreement (the “Agreement”) with David Davidson, M.D., the Company’s Chief Medical Officer, pursuant to which his employment with the Company will end on April 16, 2021 (the “Separation Date”). Under the Agreement, following the Separation Date Dr. Davidson will continue to receive his base salary for a period of twelve months and the Company will pay the monthly employer contribution until (A) the later of April 30, 2022, or the termination date of a consulting agreement, or (B) if earlier, the date Dr. Davidson becomes eligible for insurance through another employer or otherwise becomes ineligible for COBRA. Following his departure, Dr. Davidson will be engaged as a consultant for a period of six (6) months pursuant to a consulting agreement under which Dr. Davidson will provide ongoing guidance and support for bluebird’s late-stage development programs in severe genetic disease, particularly as it navigates the regulatory interactions following the safety events reported to the Company in February 2021. In addition, Dr. Davidson will assist with the transition of his duties to the Company’s interim Chief Medical Officer, and the medical leadership for the Company’s oncology programs and portfolio. Under the consulting agreement, Dr. Davidson will be entitled to an hourly rate for his consulting services based on his current base salary, and his outstanding equity awards will continue to vest until the termination of his consulting agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2021	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer